UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08043

The Berkshire Funds (Exact name of registrant as specified in charter)

475 Milan Drive, Suite #103
San Jose, CA 95134-2453
(Address of principal executive offices) (Zip code)

Malcolm R. Fobes III The Berkshire Funds 475 Milan Drive, Suite #103 San Jose, CA 95134-2453 (Name and address of agent for service)

1-408-526-0707 Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

Item 1. Reports to Stockholders.

ANNUAL REPORT

THE BERKSHIRE FUNDS

ANNUAL REPORT

December 31, 2016

Berkshire Funds

BERKSHIRE FOCUS FUND (BFOCX)

This report is provided for the general information of the Berkshire Funds shareholders. It is not authorized for distribution unless preceded or accompanied by an effective Prospectus, which contains more complete information about the Berkshire Funds. Please read it carefully before you invest.

In recent years, returns have sustained significant gains and losses due to market volatility in the technology sector. Due to market volatility, current performance may be lower than the figures shown. Call 877.526.0707 or visit www.berkshirefunds.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return includes reinvestment of dividends and capital gain distributions.

The Dow Jones Industrial Average is a measurement of general market price movement for 30 widely-held stocks primarily listed on the New York Stock Exchange. The S&P 500® Index is a registered trademark of Standard & Poor’s Corporation and is a market-weighted index of common stock prices for 500 large U.S. companies. The Nasdaq Composite Index is a capitalization-weighted index of over 5,000 common stocks listed on the Nasdaq Stock Market. Each index represents an unmanaged, broad-based basket of stocks. These indices are typically used as benchmarks for overall market performance.

Portfolio composition is subject to change at any time and references to specific securities, industries and sectors are not recommendations to purchase or sell any particular security.

FUND OVERVIEW December 31, 2016 (unaudited)

PERFORMANCE COMPARISON (Average annual total returns as of 12/31/16)

	1 Year	3 Year	5 Year	10 Year	Since Inception (1)

Berkshire Focus Fund	– 0.31%	3.67%	13.93%	10.94%	4.67%
S&P 500® Index	11.96%	8.87%	14.66%	6.95%	6.82%
Dow Jones Industrial Average	16.50%	8.71%	12.92%	7.52%	7.38%
Nasdaq Composite Index	8.97%	10.24%	17.17%	9.59%	7.94%

NET ASSETS
12/31/16	$52.4 Million

TOP TEN STOCK HOLDINGS (2)
Amazon.com, Inc.	8.98%
Alibaba Group Holding Ltd. – ADR	6.84%
Facebook, Inc. (Class A)	6.80%
Alphabet, Inc. (Class A)	6.55%
Broadcom Ltd.	6.49%
Microsoft Corp.	6.32%
NVIDIA Corp.	5.70%
Apple, Inc.	4.95%
Xilinx, Inc.	4.93%
Advanced Micro Devices, Inc.	4.92%

TOP TEN SECTORS (4)
Semiconductor	34.15%
Internet Software & Services	29.18%
Internet Social Media	10.30%
Business Software & Services	6.32%
Computer Hardware	4.95%
Automobile Manufacturers	4.44%
Apparel Clothing	3.78%
Warrants (Diversified Banking)	3.35%
Investment Banking	3.30%
Exchange Traded Funds	0.00%

NET ASSET VALUE
Net Asset Value Per Share	$18.11

(1)	The Fund’s inception date was July 1, 1997.

(2)	Stated as a percentage of total net assets as of 12/31/16. The holdings information provided should not be construed as a recommendation to purchase or sell a particular security and may not be representative of the Fund’s current or future investments.

(3)	This chart assumes an initial investment of $10,000 made on 12/31/06. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends but do not reflect the impact of taxes.

(4)	Stated as a percentage of total net assets as of 12/31/16. The holdings by sector are presented to illustrate examples of the sectors in which the Fund has bought securities and may not be representative of the Fund’s current or future investments.

(5)	This Fund concentrates its investments in the technology industry. As a result, the fund is subject to greater risk than more diversified funds because of its concentration of investments in fewer companies and certain segments of a single industry.

Berkshire Focus Fund
Performance and Portfolio Discussion
12/31/2016

LETTER TO THE SHAREHOLDERS

Dear Fellow Shareholders,

For the twelve month period ended December 31, 2016, the Berkshire Focus Fund underperformed its primary benchmark index. The Fund generated a total return of –0.31% while the S&P 500® Index – which we consider to be the Fund’s primary benchmark index – produced a total return of +11.96% over the same period. For comparative purposes, the Dow Jones Industrial Average posted a return of +16.50% and the Nasdaq Composite Index generated a return of +8.97% for the year. A $10,000 investment in our Fund for 10 years starting on December 31, 2006 grew to $28,251. This was a +10.94% average annual compounded return. A $10,000 investment in the S&P 500® Index over the same period grew to $19,572. This was a +6.95% average annual compounded return. While we clearly lost the sprint in 2016, we are confident that we will continue to win the marathon as reflected in our long-term record of outperformance over the past 10 years.

After U.S. equity markets sold-off sharply in early 2016, stocks recorded respectable positive gains for the year. During the third quarter, market volatility remained low and equities traded generally in a narrow range; the Dow Jones Industrial Average and Standard & Poor’s 500® Index drifted mostly sideways for the period. Meanwhile, the Nasdaq Composite Index advanced over 9% – surpassing its previous all-time high from the technology bubble set on March 10, 2000. The U.S. economy rebounded strongly from July to September as GDP expanded at an annualized rate of 3.2%. The growth rate was the fastest recorded in two years after expanding an anemic 1.4% in the second quarter. The third quarter acceleration largely reflected increased exports, strong corporate profits, as well as continued improvement in the labor market.

U.S. stocks slumped early in the fourth quarter as investors waited for the outcome of the November presidential election and grappled with new expectations that the Federal Reserve would raise interest rates in December, which it ultimately did. Following the election of Donald Trump to the U.S. presidency, equity markets exploded upwards on optimism the new administration would usher in a pro-business, pro-growth environment led by deregulation, income tax reform, corporate tax cuts, increased infrastructure spending and other initiatives. U.S. equity markets extended their upward trajectory into early December. Financial stocks, which enjoyed particularly strong returns post-election, were seen as benefitting the most from faster economic growth, looser financial regulations, and a rising interest rate environment. Stocks ended the year in upbeat fashion with the trifecta of the Dow Jones Industrial Average, Standard & Poor’s 500® Index and the Nasdaq Composite Index all reaching record highs.

Looking at the portfolio, our investments in Amazon.com (AMZN), Alibaba (BABA), Broadcom (AVGO), Facebook (FB), Microsoft (MSFT) and NVIDIA (NVDA) were all contributors to our performance. Some of our investments struggled, which detracted from our performance during the period. These included NIKE (NKE), Salesforce.com (CRM), Splunk (SPLK), Tesla (TSLA), Twitter (TWTR) and Under Armour (UAA). New significant additions to the portfolio in the second-half of the year were Advanced Micro Devices (AMD), Goldman Sachs (GS), JPMorgan Chase (JPM.WS), Lam Research (LRCX), Lululemon (LULU), Micron Technology (MU) and Priceline Group (PCLN).

Thank you for your confidence and continued investment in the Berkshire Focus Fund.

Malcolm R. Fobes III
Chairman and Chief Investment Officer

Audited Financial Statements
12/31/2016

PORTFOLIO OF INVESTMENTS
December 31, 2016

Shares		Value

	COMMON STOCKS – 96.42%	$50,502,484
	(Cost $42,983,432)

	APPAREL CLOTHING – 3.78%	1,981,040
30,480	Lululemon Athletica, Inc.*	1,980,895
5	Under Armour, Inc. (Class A)*	145

	AUTOMOBILE MANUFACTURERS – 4.44%	2,324,947
10,880	Tesla, Inc.*	2,324,947

	BUSINESS SOFTWARE & SERVICES – 6.32%	3,310,440
5	Adobe Systems, Inc.*	515
53,250	Microsoft Corp.	3,308,955
5	Salesforce.com, Inc.*	342
5	ServiceNow, Inc.*	372
5	Splunk, Inc.*	256

	COMPUTER HARDWARE – 4.95%	2,593,210
22,390	Apple, Inc.	2,593,210

	INTERNET SOCIAL MEDIA – 10.30%	5,394,271
30,980	Facebook, Inc. (Class A)*	3,564,249
10	Twitter, Inc.*	163
47,990	Yelp, Inc.*	1,829,859

	INTERNET SOFTWARE & SERVICES – 29.18%	15,283,732
40,790	Alibaba Group Holding Ltd. – ADR*	3,581,770
4,330	Alphabet, Inc. (Class A)*	3,431,309
6,270	Amazon.com, Inc.*	4,701,685
12,960	Netflix, Inc.*	1,604,448
1,340	The Priceline Group, Inc.*	1,964,520

	INVESTMENT BANKING – 3.30%	1,726,435
7,210	The Goldman Sachs Group, Inc.	1,726,435

	SEMICONDUCTOR – 34.15%	17,888,409
227,080	Advanced Micro Devices, Inc.*	2,575,087
5	Applied Materials, Inc.	161
19,230	Broadcom Ltd.	3,399,287
25,270	KLA-Tencor, Corp.	1,988,244
18,610	Lam Research Corp.	1,967,635
109,010	Micron Technology, Inc.*	2,389,499
27,980	NVIDIA Corp.	2,986,585
5	NXP Semiconductors N.V.*	490
42,760	Xilinx, Inc.	2,581,421

	WARRANTS – 3.35%	1,752,207
	(Cost $1,723,849)
39,580	JPMorgan Chase & Co.*
	Strike Price: $42.03
	Expiration: 10/28/2018	1,752,207

	*non-income producing

	(see accompanying notes to financial statements)

PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 2016

Shares		Value

	EXCHANGE TRADED FUNDS – 0.00%	1,739
	(Cost $1,039)
5	Powershares QQQ	592
5	ProShares Ultra QQQ	431
10	VanEck Vectors Semiconductor ETF	716

	TOTAL INVESTMENT SECURITIES – 99.77%	52,256,430
	(Cost $44,708,320)

	OTHER ASSETS IN EXCESS OF LIABILITIES – 0.23%	122,116

	NET ASSETS – 100.00%	$52,378,546
	Equivalent to $18.11 per share

	*non-income producing

	(see accompanying notes to financial statements)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2016

ASSETS
Investment securities:
At cost	$44,708,320
At value	$52,256,430
Receivable for securities sold	4,010,832
Receivable for capital shares sold	21,849
Total Assets	56,289,111

LIABILITIES
Payable for securities purchased	3,677,094
Payable for capital shares redeemed	64,597
Payable to affiliate (Note 5)	89,716
Payable to custodian	79,158
Total Liabilities	3,910,565

NET ASSETS	$52,378,546

Net assets consist of:
Paid-in capital	$44,829,842
Accumulated net realized gains from security transactions	594
Net unrealized appreciation on investments	7,548,110
Net Assets	$52,378,546

Shares of beneficial interest issued and outstanding
(unlimited number of shares authorized, without par value)	2,892,884

Net asset value and offering price per share	$18.11

Minimum redemption price per share*	$17.74

*The Fund will impose a 2.00% redemption fee on shares redeemed within 90 calendar days of purchase.

(see accompanying notes to financial statements)

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2016

INVESTMENT INCOME
Dividends	$364,332
Total investment income	364,332

EXPENSES
Investment advisory fees (Note 5)	865,653
Administrative fees (Note 5)	284,764
Interest expense	4,136
Total Expenses	1,154,553

NET INVESTMENT LOSS	(790,221)

REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Net realized gains from security transactions	1,164,901
Net change in unrealized appreciation/depreciation on investments	(1,548,041)

NET REALIZED AND UNREALIZED
LOSSES ON INVESTMENTS	(383,140)

NET DECREASE IN NET ASSETS
FROM OPERATIONS	$(1,173,361)

(see accompanying notes to financial statements)

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31, 2016 and December 31, 2015

	Year	Year
	Ended	Ended
	12/31/16	12/31/15

FROM OPERATIONS:
Net investment loss	$(790,221)	$(1,231,648)
Net realized gains from security transactions	1,164,901	12,219,337
Net change in unrealized appreciation/
depreciation on investments	(1,548,041)	(3,374,470)
Net increase (decrease) in net assets from operations	(1,173,361)	7,613,219

FROM DISTRIBUTIONS:
Net realized gains from security transactions	(71,349)	(6,030,774)
Net decrease in net assets resulting from
distributions paid	(71,349)	(6,030,774)

FROM CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	5,313,111	15,132,842
Proceeds from reinvested distributions	70,579	5,951,649
Proceeds from redemption fees (Note 6)	21,802	18,141
Payments for shares redeemed	(20,727,343)	(17,526,683)
Net increase (decrease) in net assets from
capital share transactions	(15,321,851)	3,575,949

TOTAL INCREASE (DECREASE) IN NET ASSETS	(16,566,561)	5,158,394

NET ASSETS:
Beginning of year	68,945,107	63,786,713
End of year(a)	$52,378,546	$68,945,107

CAPITAL SHARE ACTIVITY:
Shares sold	319,895	766,207
Shares reinvested	3,853	327,193
Shares redeemed	(1,221,660)	(930,422)
Net increase (decrease) in shares outstanding	(897,912)	162,978
Shares outstanding, beginning of year	3,790,796	3,627,818
Shares outstanding, end of year	2,892,884	3,790,796

(a) Accumulated undistributed net investment income is $0 for both years presented.

(see accompanying notes to financial statements)

FINANCIAL HIGHLIGHTS
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Year		Year		Year		Year		Year
	Ended		Ended		Ended		Ended		Ended
	12/31/16		12/31/15		12/31/14		12/31/13		12/31/12

NET ASSET VALUE,
BEGINNING OF YEAR	$18.19		$17.58		$17.83		$14.05		$11.67

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(0.23	)(b)	(0.36	)(b)	(0.35	)(b)	(0.22	)(a)	(0.22	)(a)
Net realized and unrealized gains
(losses) on investments	0.16	(c)	2.69		0.08	(c)	6.26		2.59
Total from investment operations	(0.07)		2.33		(0.27)		6.04		2.37

Proceeds from redemption fees	0.01		0.01		0.03		0.01		0.01

LESS DISTRIBUTIONS:
Distributions from net realized gains	(0.02)		(1.73)		(0.01)		(2.27)		0.00
Total distributions	(0.02)		(1.73)		(0.01)		(2.27)		0.00

NET ASSET VALUE,
END OF YEAR	$18.11		$18.19		$17.58		$17.83		$14.05

TOTAL RETURN(d)	(0.31%)		13.32%		(1.36%)		43.09%		20.39%

SUPPLEMENTAL DATA AND RATIOS:
Net assets at end of year (thousands)	$52,379		$68,945		$63,787		$71,484		$53,903

Ratio of expenses to average net assets(e)	2.01%		1.99%		1.99%		2.00%		2.00%

Ratio of net investment loss to
average net assets	(1.37%)		(1.88%)		(1.95%)		(1.60%)		(1.64%)

Portfolio turnover rate(f)	442.8%		455.6%		533.7%		464.1%		613.8%

(a) Net investment loss per share is calculated using ending balances prior to consideration or adjustment for permanent book and tax differences.

(b) Net investment loss was calculated using the average shares outstanding method.

(c) Net realized and unrealized gain on investments per share is a balancing amount necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the net realized and unrealized loss on investments in the statement of operations.

(d) Total return represents the rate that the investor would have earned or (lost) on an investment in the Fund assuming reinvestment of dividends.

(e) The ratio of expenses to average net assets includes interest expense. The ratios excluding interest expense would be 2.00%, 1.99%, 1.98%, 1.99% and 2.00%, respectively.

(f) Portfolio turnover is greater than most funds due to the investment style of the Fund.

(see accompanying notes to financial statements)

NOTES TO FINANCIAL STATEMENTS
December 31, 2016

1. Organization

     The Berkshire Focus Fund (the “Fund”) is a non-diversified series of The Berkshire Funds (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized as a Delaware business trust on November 25, 1996. The Fund commenced operations on July 1, 1997. The Fund’s investment objective is to seek long-term growth of capital primarily through investments in equity securities.

2. Significant Accounting Policies

     The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following is a summary of the Trust’s significant accounting policies:

     Securities valuation — The Fund's portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (the “NYSE”), normally 4:00 p.m., Eastern time. Securities which are traded on stock exchanges or are quoted by Nasdaq are valued at the last reported sale price as of the close of the regular session of trading on the NYSE, or, if not traded, at the most recent bid price. Securities which are traded in the over-the-counter market, and which are not quoted by Nasdaq, are valued at the most recent bid price, as obtained from one or more of the major market makers for such securities. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

     The Trust has adopted accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

NOTES TO FINANCIAL STATEMENTS
December 31, 2016

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

     The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2016:

	Level 1	Level 2	Level 3	Total
Common Stocks
Semiconductor	$17,888,409	–	–	$17,888,409
Internet Software & Services	15,283,732	–	–	15,283,732
Internet Social Media	5,394,271	–	–	5,394,271
Business Software & Services	3,310,440	–	–	3,310,440
Computer Hardware	2,593,210	–	–	2,593,210
Automobile Manufacturers	2,324,947	–	–	2,324,947
Apparel Clothing	1,981,040	–	–	1,981,040
Investment Banking	1,726,435	–	–	1,726,435
Total Common Stocks	50,502,484	–	–	50,502,484
Warrants	1,752,207	–	–	1,752,207
Exchange Traded Funds	1,739	–	–	1,739
Total Investments	$52,256,430	–	–	$52,256,430

     There were no transfers into or out of Level 1, Level 2 or Level 3 fair value measurements during the reporting period, as compared to their classification from the most recent annual report. It is the Fund’s policy to consider transfers into or out of Level 1, Level 2 or Level 3 as of the end of the reporting period. The Fund did not hold any derivative instruments during the reporting period.

     Investment income — Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

     Distributions to shareholders — Distributions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year. Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”).

     Security transactions — Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

     Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

NOTES TO FINANCIAL STATEMENTS
December 31, 2016

     Federal income tax — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code (the “Code”) necessary to qualify as a regulated investment company. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

     As of and during the year ended December 31, 2016, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as other expense on the statement of operations. During the year, the Fund did not incur any tax-related interest or penalties.

     In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income and 98.2% of its net realized capital gains plus undistributed amounts from prior years.

     Other — The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. For the year ended December 31, 2016, the Fund reclassified the net investment loss of $790,221 to paid-in capital.

3. Investment Transactions

     Purchases and sales of investment securities (excluding short-term instruments) for the year ended December 31, 2016 were $258,663,293 and $274,469,871, respectively. There were no purchases or sales of U.S. Government securities for the Fund.

4. Tax Information

     As of December 31, 2016, the components of accumulated earnings (deficit) on a tax basis were as follows:

Federal income tax cost	$45,170,331
Gross unrealized appreciation	$8,085,388
Gross unrealized depreciation	(999,289)
Net unrealized appreciation	7,086,099
Undistributed ordinary income	–
Undistributed long term gains	462,605
Accumulated losses	–
Total accumulated gains	$7,548,704

NOTES TO FINANCIAL STATEMENTS
December 31, 2016

The cost basis of investments for tax and financial reporting purposes differs primarily due to the deferral of capital losses from wash sales.

There was a long-term capital gains distribution paid in the amount of $71,349 and $6,030,774 during the years ended December 31, 2016 and December 31, 2015, respectively.

At December 31, 2016, the Fund had no accumulated net realized capital loss carryforwards. During the year ended December 31, 2016, the Fund had no capital loss carryforward to utilize.

5. Related Party Transactions, Investment Advisory and Administrative Fees

     Certain Officers and Trustees of the Trust are also Officers and Directors of Berkshire Capital Holdings, Inc. (“Berkshire Capital”). The non-interested Trustees of the Fund were paid $12,631 in Trustee fees and expenses directly by Berkshire Capital during the year ended December 31, 2016.

     The Fund has an Investment Advisory Agreement (the “Advisory Agreement”) and a separate Administration Agreement with Berkshire Capital. Under the Advisory Agreement, Berkshire Capital will determine what securities will be purchased, retained or sold by the Fund on the basis of a continuous review of the portfolio. For the services it provides under the Advisory Agreement, Berkshire Capital receives a fee accrued each calendar day (including weekends and holidays) at a rate of 1.50% per annum of the daily net assets of the Fund. Under the Administration Agreement, Berkshire Capital renders all administrative and supervisory services of the Fund, as well as facilities furnished and expenses assumed. For these services, Berkshire Capital receives a fee at the annual rate of 0.50% of the Fund’s average daily net assets up to $50 million, 0.45% of average net assets from $50 million to $200 million, 0.40% of average net assets from $200 million to $500 million, 0.35% of average net assets from $500 million to $1 billion and 0.30% of average net assets in excess of $1 billion. Such fee is computed as a percentage of the Fund’s daily net assets and is accrued each calendar day (including weekends and holidays). For the year ended December 31, 2016, Berkshire Capital was paid an investment advisory fee of $865,653 and an administration fee of $284,764 from the Fund. The amount due to Berkshire Capital for these fees at December 31, 2016 totaled $89,716.

6. Redemption Fee

     The Fund may impose a redemption fee of 2.00% on shares held for 90 days or less. For the year ended December 31, 2016, proceeds from redemption fees were $21,802.

NOTES TO FINANCIAL STATEMENTS
December 31, 2016

7. Beneficial Ownership

     The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. At December 31, 2016, National Financial Services Corp. and Charles Schwab & Co. beneficially owned, in aggregate, 38.52% and 29.92% of the Fund, respectively.

8. Subsequent Events

     In preparing these financial statements, management has performed an evaluation of subsequent events after December 31, 2016 and determined that there were no significant subsequent events that would require adjustment to or additional disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS OF BERKSHIRE FOCUS FUND AND
BOARD OF TRUSTEES OF THE BERKSHIRE FUNDS

The Berkshire Funds
San Jose, California

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Berkshire Focus Fund (the “Fund”), a series of The Berkshire Funds, as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Berkshire Focus Fund as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Cohen & Company, Ltd.

Cleveland, Ohio
February 28, 2017

ADDITIONAL INFORMATION (unaudited)

EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory fees, administrative fees and interest expense. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested in the Fund on July 1, 2016 and held through December 31, 2016.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Mutual Shareholder Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $20.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged an $8.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example. The example includes advisory fees, administrative fees and interest expense. However, the example does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5%

ADDITIONAL INFORMATION (unaudited)

hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	July 1, 2016 to
	July 1, 2016	December 31, 2016	December 31, 2016
Actual	$1,000.00	$996.90	$10.07
Hypothetical	$1,000.00	$1,015.12	$10.16
(5% annual return before expenses)

*Expenses are equal to the Fund’s annualized expense ratio of 2.00%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

OTHER INFORMATION

Proxy Voting Guidelines

Berkshire Capital Holdings, Inc., the Fund’s Adviser, is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility and a record of the Fund’s proxy votes for the most recent twelve month period ended June 30, are available without charge, upon request, by calling toll free 1-877-526-0707. They are also available on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Filing of Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

Tax Information

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Service Section 871(k)(2)(c) for the Fund was 0%.

ADDITIONAL INFORMATION (unaudited)

Trustee and Officer Information

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and Officers of the Fund is set forth below. The SAI includes additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling toll-free 1-877-526-0707.

Interested Trustees and Officers

Number of
		Term of		portfolios in
		office and	Principal	fund complex	Other directorships
	Position(s) held	length of	occupation during	overseen by	held by trustee
Name, address and age	with trust	time served	past five years	trustee	and officer

Malcolm R. Fobes III*	Trustee, President,	Indefinite;	Chairman and CEO;	1	Independent Director;
475 Milan Drive	Treasurer, Secretary,	Since 1996	Berkshire Capital		United States
Suite #103	Chief Investment		Holdings, Inc.		Commodity Funds,
San Jose, CA 95134	Officer, Chief Financial		(1993 – present)		LLC
Age: 52	Officer and Chief
Compliance Officer

* Trustees who are considered “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940 by virtue of their affiliation with the Investment Adviser.

Disinterested Trustees

Number of
		Term of		portfolios in
		office and	Principal	fund complex
	Position held	length of	occupation during	overseen by	Other directorships
Name, address and age	with trust	time served	past five years	trustee	held by trustee

Leland F. Smith	Independent	Indefinite;	Chairman and CEO;	1	None
475 Milan Drive	Trustee	Since 1997	Elesco Ltd.*
Suite #103			(1989 – present)
San Jose, CA 95134
Age: 78

Andrew W. Broer	Independent	Indefinite;	Manager;	1	None
475 Milan Drive	Trustee	Since 1998	Data Center Tools
Suite #103			and Monitoring;
San Jose, CA 95134			Apple, Inc.
Age: 51			(2014 - present)

Senior Manager;
Data Center
Operations;
Box, Inc.
(2013 – 2014)

Memeber of
Technical Staff;
Cisco Systems, Inc.
(1996 - 2013)

* Elesco Ltd. provides consulting services for corporations and government agencies in the field of land-use management.

ADDITIONAL INFORMATION (unaudited)

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

     The Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), approved the continuation of the Investment Advisory Agreement (the “Advisory Agreement”) with Berkshire Capital Holdings, Inc. (the “Adviser”) at a meeting on December 10, 2016.

     The Trustees were assisted by experienced independent legal counsel throughout the contract review process. The Independent Trustees discussed the proposed continuance in executive session with such counsel at which no representatives of the Adviser were present. The Independent Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. Among other factors, the Trustees considered the Fund’s performance; the nature, extent and quality of the services provided; the costs of the services provided; any profits realized by the Adviser; the extent to which economies of scale will be realized as the Fund grows; and whether fees reflect those economies of scale. The conclusions reached by the Independent Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Independent Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

     At the December 10, 2016 Board meeting, a representative of the Adviser referred the Trustees to the materials that had been provided to them for purposes of their consideration of the Advisory Agreement. He summarized the services provided by the Adviser to the Fund and he reported that there were no material changes in the structure or relationships of the Adviser. The representative next reviewed with the Trustees the average total returns of the Fund through September 30, 2016 (year-to-date, 1-year, 3-years, 5-years and 10-years), and the expense ratios and management fees of the Fund in comparison with funds in the Lipper Science and Technology Fund category with net assets ranging from $25 million to $100 million. He also reviewed comparisons of the Fund’s performance with its benchmark indices, as well as the Lipper Science and Technology Funds Index and Lipper Multi-Cap Growth Funds Index (the “Lipper peer groups”). He noted that he had reviewed the Adviser’s balance sheet and income statement with the Trustees prior to the meeting. He then led a discussion regarding the Adviser’s profitability, indicating a profit margin at the time of analysis.

Investment Performance

     The Trustees then considered the investment performance of the Fund over various periods of time ended September 30, 2016 as compared to its benchmark indices and the Lipper peer groups. The Trustees noted in particular the investment performance delivered by the Adviser to the Fund over the 10-year period ended September 30, 2016 remarking that the Fund had significantly outperformed its benchmark indices and its Lipper peer groups for that period. The Trustees also noted that although the Fund’s short-term performance trailed its benchmark indices and Lipper peer groups, the 5-year period was comparable to its benchmark indices. Based on this review, the Trustees concluded that the current and historical performance of the Fund, as managed by the Investment Adviser, was satisfactory.

ADDITIONAL INFORMATION (unaudited)

Nature, Extent and Quality of Services Provided by the Investment Adviser

     The Trustees then reviewed the nature, quality and scope of current and anticipated services provided by the Adviser under the Advisory Agreement. The Trustees discussed the Adviser’s experience and the capabilities of the Adviser’s portfolio manager. For example, the Trustees reviewed and discussed the Adviser’s Form ADV and internal compliance policies, as well as the experience of the Adviser as investment adviser or sub-adviser to other investment companies. In addition to the above considerations, the Trustees reviewed and considered a description of the Adviser’s portfolio and brokerage transactions, noting that the Adviser received no soft dollars. Based on this review, the Trustees concluded that the range and quality of services to be provided by the Adviser to the Fund were appropriate and continued to support its original selection of the Adviser.

Costs of Services Provided

     The Trustees next reviewed the terms of the Advisory Agreement and the Administration Agreement, concluding after discussion with independent counsel that it was appropriate to consider them together, given that the Adviser was performing all services under the agreements and that the Administration Agreement called for the Adviser to pay substantially all of the Fund’s expenses (except for the investment advisory fee). The Trustees concluded that it would be putting form over substance to treat the two agreements separately. The representative of the Adviser then reviewed the advisory fee and expense ratio for the Fund and compared the fee and expense ratio with the advisory fees and expense ratios of the Fund’s peer group. He noted that the expense ratio was more meaningful than the actual advisory fee ratio because the agreements have a “universal fee” structure where the Adviser pays substantially all of the expenses of the Fund and is compensated with a higher fee. The representative further noted that most of the funds in the peer group comparisons do not share this structure.

     After discussion, the Trustees agreed that, instead of comparing actual advisory fees, it was more appropriate to compare total expense ratios, due to the universal fee structure. The Trustees further noted that some of the funds in the peer group were one class of a fund that had many classes and, thus, benefit from economies of scale provided by the other classes. The Trustees noted that the Fund’s total expense ratio was near the top of the third quartile when compared to funds in the Lipper Science and Technology Funds category with net assets ranging from $25 million to $100 million, while the industry average was near the bottom of the third quartile.

     At this point, the representative added that the work involved in running the Fund was significantly higher than for most other funds because of the extreme volatility of high-growth technology stocks. He stated that he is actively managing the Fund’s portfolio every day, using a time-intensive process to follow news regarding each of the stocks in the portfolio and stocks that he is considering for the portfolio. He estimated that a net positive performance of the Fund is generated by his doing trading “on the edges,” which he believes allows the Fund to take advantage of short-term movements in particular stock prices. The Trustees recognized the benefit of the Adviser’s active management of the Fund and, based on their review, concluded that the cost of services provided by the Adviser was appropriate.

ADDITIONAL INFORMATION (unaudited)

Profitability of the Adviser

     The Trustees next considered an analysis of the profitability of the Adviser from the fees payable under the Advisory Agreement and the Administration Agreement. In addition, the Trustees reviewed the financial condition of the Investment Adviser, as well as information from a Management Practice, Inc. (“MPI”) 2013 profitability analysis of 16 public investment managers over the past 10 years. The representative of the Adviser reviewed the profitability analysis with the Trustees, noting that no rent expenses and no distribution or marketing expenses were deducted. The Trustees remarked that the Adviser’s level of profitability was below the average profit margins reported in the MPI analysis for equity funds, and therefore concluded that the Adviser’s profitability was in the acceptable range.

Economies of Scale

     The Trustees next considered whether the Fund has appropriately benefitted from any economies of scale, and whether there is potential for realization of any further economies of scale. The representative of the Adviser reminded the Trustees that the Adviser’s fees under the Administration Agreement contain breakpoints and noted that the Fund was already receiving the benefit of the fee reduction at the first break point. The Trustees acknowledged that the Adviser was entitled to reasonable profits and indicated that the existing breakpoints should pass on the benefits of economies of scale to shareholders.

Conclusion

     At this point, the Trustees indicated that it was their consensus that the information presented and the discussion of the information were adequate for making a determination regarding the renewal of the Advisory Agreement. As to the nature, extent and quality of services provided by the Adviser, the Trustees expressed their common opinion that the Adviser provides excellent services to the Fund and that the extent of the services is consistent with the Board’s expectations. They complimented the Adviser on the Fund’s outstanding relative performance over the last ten years. The Trustees then concluded that, based on their review of the fees and overall expense comparisons, as well as all information relating to the profitability of the Adviser, that the advisory and administration fees were reasonable and that the arrangements were not generating excessive profits to the Adviser. The Trustees further concluded that the existing fee breakpoints would make the Adviser’s fees reflective of economies of scale.

     After further discussion, and based upon all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees unanimously determined that the continuation of the Advisory Agreement for an additional year was in the best interests of the Fund and its shareholders.

Board of Trustees
Malcolm R. Fobes III, Chairman
Leland F. Smith
Andrew W. Broer

Investment Adviser
Berkshire Capital Holdings, Inc.
475 Milan Drive
Suite #103
San Jose, CA 95134

Counsel
Thompson Hine LLP
312 Walnut Street
14th Floor
Cincinnati, OH 45202

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
1350 Euclid Avenue
Suite #800
Cleveland, OH 44115

Transfer Agent
Mutual Shareholder Services, LLC
8000 Town Centre Drive
Suite #400
Broadview Heights, OH 44147

Custodian
U.S. Bank, N.A.
1555 North RiverCenter Drive
Suite #302
Milwaukee, WI 53212

Website
www.berkshirefunds.com

© Copyright 2017. The Berkshire Funds | All rights reserved.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-877-526-0707.

Item 3. Audit Committee Financial Expert.

The registrant’s board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, and audit-related fees by the principal accountant.

	FYE 12/31/2016	FYE 12/31/2015
Audit Fees	$13,500	$13,500
Tax Fees	$1,000	$0
Audit-Related Fees	$0	$0
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2016	FYE 12/31/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2016	FYE 12/31/2015
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s President, Treasurer and Chief Financial Officer has reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on his review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed March 1, 2004.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

         The Berkshire Funds

         By /s/ Malcolm R. Fobes III
         Malcolm R. Fobes III
         President and Treasurer

         Date  3/7/17

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

         By /s/ Malcolm R. Fobes III
         Malcolm R. Fobes III
         President and Treasurer

         Date  3/7/17